EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the accompanying Annual Report of QUALCOMM Incorporated (the “Company”) on Form 10-K for the fiscal year ended September 24, 2006 (the “Report”), I, William E. Keitel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 2, 2006

/s/ William E. Keitel William E. Keitel,
Executive Vice President and Chief Financial Officer